Related Party Transactions	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
Related Party Transactions

8. Related Party Transactions

The Group discloses transactions with related parties which are not consolidated. Where appropriate, transactions of a similar nature are aggregated unless separate disclosure is necessary to understand the effect of the transactions on the Group’s consolidated financial statements.

The Group has an investment in Komainu Holdings Limited (‘KHL’) of which Mr. Jean-Marie Mognetti is a minority shareholder and previously a director before resigning on January 15, 2025. The Group has a recharge agreement with KHL which allows for use of office facilities. During the six months ended June 30, 2026 and 2025, the Group charged KHL $89 thousand and $86 thousand, respectively, under the recharge agreement. As of June 30, 2026 and December 31, 2025, $15 thousand and $15 thousand, respectively, remained outstanding.

Komainu (Jersey) Limited (“KJL”), a wholly owned subsidiary of KHL, provides custodial services to the Group. For the six months ended June 30, 2026 and 2025, the Group paid fees to KJL of $740 thousand and $2.1 million respectively. As of June 30, 2026 and December 31, 2025, $127 thousand and $227 thousand, respectively, remained outstanding.

StableMint is an investee company of the Group. For the six months ended June 30, 2026 and 2025, the Group settled expenditures on behalf of StableMint totaling $2 thousand and $2 thousand, respectively. As of June 30, 2026 and December 31, 2025, no amounts remained outstanding.

The Non-Executive directors of the Group receive remuneration for their role. For the six months ended June 30, 2026 and 2025, they have received $395 thousand and $185 thousand respectively. As of June 30, 2026 and December 31, 2025, $nil and $14 thousand, respectively, remained outstanding. The Group has also reimbursed expenses for period of $126 thousand.